UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 19, 2015 (February 16, 2015)
KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Compensation and Governance Committee of the Board of Directors of Kimball International, Inc. (the “Company”), at its February 16, 2015 meeting, approved the form of Performance Unit Award Agreement (the “Agreement”), to be used to grant performance units to senior executive officers of the Company.  Awards under the form of Agreement will typically be earned and vested over a three-year period, based entirely on the performance of the Company’s shares in comparison to the share performance of an approved group of peer companies, an incentive plan measure known as relative total shareholder return (“RTSR”).  Following a series of key events beginning on October 31, 2014 with the spin-off of its electronic manufacturing services segment, the concurrent retirement of the Company’s former CEO/President and Chairman, and the equalization of two classes of shares, the Board is taking action to provide long-term performance incentives for senior executives on the Company’s new management team with focus being given to aligning executive compensation with RTSR.  The Agreement is subject to the terms of the Amended and Restated 2003 Stock Option and Incentive Plan (the “Plan”), pursuant to which the Company may grant a variety of stock incentive awards to participating employees of the Company.
The Company plans to grant Performance Units to Robert F. Schneider, Chief Executive Officer of the Company, Donald W. Van Winkle, President and Chief Operating Officer of the Company, and Michelle R. Schroeder, Chief Financial Officer of the Company during fiscal year 2015. The Board of Directors and the Compensation and Governance Committee believe it to be in the best interests of the Company and its share owners for its officers and other key employees to obtain or increase their stock ownership interest in the Company to better align the personal interests of officers and key employees with those of the Company's share owners, and further believes that the RTSR incentive measure is strongly aligned with share owner interest.
Once granted the Performance Unit awards will be subject to the terms and conditions of the Plan and the applicable Performance Unit Award Agreement. The form of Performance Unit Award Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The Plan was previously filed as Exhibit 10.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on October 21, 2013.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description
10.1	Form of Performance Unit Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer

Date: February 19, 2015

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Performance Unit Award Agreement